UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

AVEXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37693	90-1038273
(Commission File No.)	(IRS Employer Identification No.)

2275 Half Day Rd, Suite 200
Bannockburn, Illinois 60015
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 572-8280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02              Results of Operations and Financial Condition

The preliminary prospectus supplement related to the Offering (as defined below), dated January 16, 2018, includes the following information under the heading “Recent Developments—Certain Preliminary Financial Results”:

As of December 31, 2017, we had approximately $324 million of cash and cash equivalents. This amount is unaudited and preliminary, is subject to completion of financial closing and auditing procedures that could result in changes to the amount, and does not present all information necessary for an understanding of our financial condition as of December 31, 2017.  In addition, this amount does not give effect to the $80 million upfront payment we made to REGENXBIO after December 31, 2017 in connection with the execution of the REGENXBIO License Amendment.  The preliminary financial data included in this prospectus supplement has been prepared by, and is the responsibility of, our management. Our independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

Item 7.01              Regulation FD Disclosure.

On January 16, 2018, AveXis, Inc. (the “Company”) issued a press release announcing its commencement of a public offering (the “Offering”) of up to $400 million of shares of its common stock, which amount does not include additional shares that may be offered pursuant to an option granted to the underwriters of the Offering.  A copy of the press release announcing the commencement of the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01              Other Events.

Preliminary Prospectus Supplement

The preliminary prospectus supplement related to the Offering, dated January 16, 2018, includes the following information under the heading “Risk Factors—Risks related to tax reform”:

The recently enacted comprehensive tax reform legislation could adversely affect our business and financial condition.

On December 22, 2017, President Trump signed into law new legislation that significantly revises the Internal Revenue Code of 1986, as amended.  The newly enacted federal income tax law, among other things, contains significant changes to corporate taxation, including reduction of the corporate tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of adjusted earnings (except for certain small businesses), limitation of the deduction for net operating losses to 80% of current year taxable income and elimination of net operating loss carrybacks, one time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits.  Notwithstanding the reduction in the corporate income tax rate, the overall impact of the new federal tax law is uncertain and our business and financial condition could be adversely affected.  In addition, it is uncertain if and to what extent various states will conform to the newly enacted federal tax law.  The impact of this tax reform on holders of our common stock is also uncertain and could be adverse.  We urge prospective investors to consult with their legal and tax advisors with respect to this legislation and the potential tax consequences of investing in or holding our common stock.

Expanded Clinical Development Program

On January 16, 2018, the Company issued a press release providing an overview of the expanded clinical development program for the Company’s primary gene therapy candidate, AVXS-101, for the treatment of spinal muscular atrophy (“SMA”). A copy of this press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated January 16, 2018, titled “AveXis Announces Proposed Public Offering of Common Stock.”
99.2	Press Release, dated January 16, 2018, titled “AveXis Announces Expanded Clinical Development Program for AVXS-101 in Spinal Muscular Atrophy.”

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the anticipated use of proceeds of the Offering and the timing of completion of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as those discussed in the prospectus supplement related to the Offering, the accompanying prospectus to the prospectus supplement related to the Offering, the documents incorporated by reference herein and therein, any related free writing prospectus, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	AVEXIS, INC.

	By:	/s/ Sean P. Nolan
Sean P. Nolan
President and Chief Executive Officer